UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9692	36-3831568
(Commission File Number)	(IRS Employer Identification No.)

One Tellabs Center
1415 W. Diehl Road
Naperville, Illinois 60563
(Address of principal executive offices)

(630) 798-8800
(Registrant’s telephone number, including area code)

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Exhibits.
SIGNATURES
Press Release

Item 8.01 Other Events.

     On November 30, 2004, Tellabs, Inc. (“Tellabs”) announced the consummation of its merger with Advanced Fibre Communications, Inc. Attached as Exhibit 99.1 is the press release of Tellabs.

Item 9.01. Exhibits.

(c)	Exhibits

99.1	Press release of Tellabs, Inc. dated November 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2004	TELLABS, INC.
	By:	/s/ James A. Dite
		Name:	James A. Dite
		Title:	Vice President and Controller (Principal Accounting Officer and duly authorized officer)